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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  ------------

                                  JUNE 1, 1999
                        (Date of earliest event reported)


                             StarNet Financial Inc.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      33-13627                 75-2168244
(State or other jurisdiction of  (Commission file number )    (I.R.S. employer
incorporation or organization)                               identification no.)


                          17000 PRESTON ROAD, SUITE 350
                                Dallas, TX 75248
                    (Address of principal executive offices)


                                  972-239-2939
                         (Registrant's telephone number,
                              including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

          (b)     Pro Forma Financial Information.

                  The appropriate financial information relating to the acquisition reported on June 8, 1999, is filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STARNET FINANCIAL, INC.


Dated: August 11, 1999                           By: /s/ Daniel L. Jackson
                                                    ---------------------------
                                                    Daniel L. Jackson, President


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                             StarNet Financial, Inc.
                           Consolidated Balance Sheet
                                  June 30, 1999
                                   (Unaudited)

Assets

Current Assets:
         Cash                                         50,309
         Accounts receivable                          80,129
         Inventory - mortgages receivable          4,942,098
         Employee/stockholder receivable              83,134
         Direct loan costs capitalized               208,500
                                                   ---------
                  Total Current Assets             5,364,170
                                                   ---------

Property, plant and equipment, net                   160,480
                                                   ---------
Other assets:
         Investment property                         547,000
         Other assets                                 81,290
         Goodwill                                     43,552
         Deposits                                     18,973
                                                   ---------
                  Total Other Assets                 690,815
                                                   ---------

TOTAL ASSETS                                       6,215,465
                                                   =========

Liabilities and Stockholders' Equity

Current Liabilities:
         Accounts payable                            535,573
         Notes payable                             5,394,018
                                                   ---------

                  Total Current Liabilities        5,929,591
                                                   ---------
Stockholders' Equity:
         Common stock, authorized 20,000,000
           shares; issued and outstanding
           10,800,000 shares                         108,000
         Preferred stock, authorized
           1,000,000 shares; issued and
           outstanding, none                               0
         Additional paid-in capital                  497,073
         Retained earnings (deficit)                (319,199)
                                                   ---------

                  Total Stockholders' Equity         285,874
                                                   ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY

                                                   6,215,465
                                                   =========



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                             StarNet Financial, Inc.
                      Consolidated Statement of Operations
                       For the Period Ending June 30, 1999
                                   (Unaudited)

                                                                             Consolidated as
                                            Sarkis Capital     LoanNet      StarNet Financial
                                            --------------     -------      -----------------
Income                                       $       0        $ 397,254         $ 397,254
Expenses:
         Depreciation & amortization                 0            5,282             5,282
         Investment property expenses                0            3,249             3,249
         Advertising                                 0              534               534
         Office supplies                             0            9,888             9,888
         Bank service charges                        0            1,534             1,534
         Consulting fees                             0           24,000            24,000
         Contract services                           0            3,144             3,144
         Appraisals and inspections                  0           10,245            10,245
         Dues, fees & subscriptions                  0           28,523            28,523
         Credit reports                              0           17,437            17,437
         Flood certifications                        0            3,359             3,359
         Verifications                               0              337               337
         Equipment leases                            0            7,989             7,989
         Insurance                                   0           17,346            17,346
         Telephone & pagers                          0            8,245             8,245
         Postage & delivery                          0            6,983             6,983
         Legal & professional                        0           18,749            18,749
         Recording & storage fees                    0              906               906
         Miscellaneous                               0            9,493             9,493
         Rent                                        0           16,225            16,225
         Repairs & maintenance                       0            6,176             6,176
         Utilities                                   0            1,245             1,245
         Service contracts                           0            2,446             2,446
         Travel & entertainment                      0           23,312            23,312
         Salaries & benefits                         0          404,955           404,955
                                             ---------        ---------          --------
         Total operating expenses                    0          631,602           631,602
                                             ---------        ---------          --------
         Income (loss) from operations               0         (234,348)         (234,348)

         Interest expense                            0           37,340            37,340
         Income (loss) before taxes                  0         (271,689)         (271,689)
         Taxes                                       0            2,259             2,259
                                             ---------        ---------          --------
         Net Income (loss)                   $       0        ($273,947)         (273,947)
                                             =========        =========          ========